                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                            DATE OF REPORT: 03/06/09
                        (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-23777
                            (Commission File Number)

         PENNSYLVANIA                                23-2939222
(State or other jurisdiction              (IRS Employer of Identification No.)
     of incorporation)


         150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA 18503-1848
               (Address of principal executive offices)      (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On March 6, 2009, Penseco Financial Services Corporation ("the Company"), the financial holding company of Penn Security Bank & Trust Company, and Old Forge Bank issued a press release announcing that the election deadline for Old Forge Bank ("Old Forge") shareholders to make stock or cash elections in connection with the proposed merger of Old Forge and Penn Security Bank and Trust Company is 5 p.m., New York City time, on March 18, 2009. The press release is included as exhibit 99.1 to this current report and is furnished herewith.


ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (Registration No. 333-156925) containing a proxy statement addressed to the shareholders of Old Forge Bank ("Old Forge") and a prospectus for the Company common stock to be offered in the merger of Old Forge Bank and Penn Security Bank and Trust Company. A proxy statement has been sent to shareholders of Old Forge seeking approval of the merger. Investors and shareholders are urged to carefully read the registration statement, as amended, and the proxy statement because they contain important information about the merger. Investors and shareholders may obtain a free copy of the registration statement and other documents filed with, or furnished to, the SEC by the Company at the SEC's website at http://www.sec.gov. Copies of the registration statement and other documents filed by the Company with the SEC may also be obtained free of charge from the Company by directing a request to Mr. Patrick Scanlon, Penn Security Bank & Trust Company, 150 North Washington Avenue, Scranton, Pennsylvania, 18503 or oral request to Mr. Scanlon at 570.346.7741, extension 2316.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d.)  Exhibits

              99.1  Press Release, dated March 6, 2009, announcing the election deadline for Old Forge Bank shareholders.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                By:  /s/ Craig W. Best
                                                     --------------------------
                                                     Craig W. Best
                                                     President and CEO

Date:    March 6, 2009